EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Sky Petroleum, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Karim Jobanputra, acting on behalf of the Registrant and as Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 20, 2012	By:	/s/ Karim Jobanputra
Karim Jobanputra
Chairman
On behalf of the Registrant and as Principal Executive Officer
A signed original of this written statement required by Section 906 has been provided to Sky Petroleum, Inc. and will be retained by Sky Petroleum, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.